SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                  May 31, 1997

                                    AMERICAN
                                    CENTURY
                                     GROUP

                                Capital Manager

[front cover]

                               TABLE OF CONTENTS

Report Highlights........................................... 1
Our Message to You.......................................... 2
Period Overview............................................. 3
Performance & Portfolio Information......................... 5
Management Q & A............................................ 6
Schedule of Investments..................................... 9
Statement of Assets and Liabilities.........................15
Statement of Operations.....................................16
Statements of Changes in Net Assets.........................17
Notes to Financial Statements...............................18
Financial Highlights........................................21
Retirement Account Information..............................22
Background Information
     Investment Philosophy & Policies.......................24
     Comparative Indices....................................24
     Lipper Rankings........................................24
     Portfolio Management Team..............................24
     Neutral Asset Mix......................................24
Glossary....................................................25

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments -- Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
    Capital Manager

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments

                               REPORT HIGHLIGHTS

Period Overview

o U.S. stocks continued to produce healthy gains during the six months ended May 31, 1997. However, the market experienced significant price volatility.

o U.S. bond performance was mixed but relatively flat overall. Strong economic growth in the first quarter of 1997 led to rising interest rates.

o Among foreign stock markets, Europe had the strongest returns of any region, while Asian markets suffered sizable losses.

o Foreign bond markets produced favorable returns as interest rates declined around the globe.

o The U.S. dollar strengthened against most major foreign currencies, reducing returns from foreign investments.

Capital Manager

o Because of its more conservative asset allocation structure, the fund underperformed its Lipper peer group average during the six months ended May 31, 1997.

o For most of the six-month period, the fund maintained a neutral position in U.S. stocks and bonds, an overweighting in foreign stocks and bonds, and an underweighting in cash.

o The fund also underweighted natural resources stocks during the period because of poor performance, especially among gold stocks.

o The fund hedged a portion of its investments in Europe and Japan to reduce the negative effects of the strengthening dollar.

o Going forward, we plan to continue overweighting the fund's foreign stock holdings, especially in Europe, while underweighting cash and natural resources stocks.

o Pending shareholder approval, the fund will be merged into the American Century Strategic: Conservative fund, a very similar fund managed by the same team.


                                CAPITAL MANAGER

                      Total Returns:         AS OF 5/31/97
                         6 Months                   4.02%*
                         1 Year                     13.19%

                         Net Assets:         $85.0 million
                         (AS of 5/31/97)

                      Inception Date:              12/1/94

                      Ticker Symbol:                 BCMFX

                      * Not annualized.

                 Many of the investment terms in this report are
                       defined in the Glossary on page 25.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

The widely divergent performance of the world's financial markets during the six months ended May 31, 1997, underscored the importance of diversified investing. European and American stock markets produced strong returns, but Far Eastern stock markets suffered losses. Domestic bond returns were mixed, while the stronger U.S. dollar hurt foreign bond returns.

Within this environment, the diversified portfolio of the Capital Manager fund produced a positive return consistent with its asset allocation strategy. In the following pages, our investment management team discusses the performance of the global financial markets in more detail and describes how your fund was managed during the period.

The Capital Manager fund's management team, headed by Jeff Tyler and Brian Howell, includes some of American Century's most experienced investment professionals. Recently, our international investment team, which manages the foreign stock portion of the fund, welcomed Mark Kopinski back after a two-year stint with another investment company. Kopinski helped create American Century's international management team in 1991, and his years of experience and expertise in Asia will be invaluable to the management of our international stock funds, as well as the Capital Manager fund.

We also strengthened our corporate team. In June, Bill Lyons, American Century's chief operating officer, was named president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers III will be able to focus more time on developing and refining new investment technologies and tools that build on and leverage the proprietary system his father pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will help lead us and our investors to success in the next century.

The proposed merger of the American Century Capital Manager fund with the American Century Strategic Allocation: Conservative fund is another opportunity for us to improve the way we serve you. Our aim is to reduce the number of overlapping funds that resulted when Benham merged with Twentieth Century. Combining similar funds not only creates greater efficiencies, but also allows fund managers to focus more of their attention on each individual fund.

We appreciate your confidence in American Century and look forward to continuing to serve you.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
Chief Executive Officer                     Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Stocks

The U.S. stock market, which has been rising steadily since the beginning of 1995, produced healthy gains during the six months ended May 31, 1997. The major U.S. stock indexes (such as the Dow Jones Industrials and the S&P 500) reached record highs on their way to returns of more than 10% for the six-month period.

Despite solidly positive returns, U.S. stocks experienced substantial price volatility, especially among the stocks of smaller companies. Uncertainty about the economy and corporate earnings growth led to a significant amount of day-to-day volatility early in the six-month period.

In February and March, concerns about rising interest rates and declining corporate profits took their toll, and stock prices began to slide. Technology companies and other "aggressive growth" stocks--so called because of their propensity for sharp price swings--suffered the biggest losses, falling as much as 25% as a group.

But the downward trend reversed in May, when interest rate expectations leveled off and first-quarter corporate earnings reports showed surprisingly strong growth. Aggressive growth stocks produced the strongest rebound, retracing most of their earlier losses in just a few weeks.

As the accompanying table shows, small-capitalization stocks (such as those in the Russell 2000) underperformed large-capitalization stocks (such as those in the S&P 500) during the period. This was a continuation of a trend that began in early 1996, when uncertain investors fled from smaller-company stocks and flocked to the largest, most-liquid stocks.

The greater volatility of small-cap stocks compounded this disparity. The small-cap stock universe includes many aggressive growth stocks, whose inherent volatility hurt their performance during the period.

However, the more extreme price swings of small-cap stocks worked in their favor toward the end of the period. Renewed optimism and relatively attractive prices brought investors back into small-cap stocks in late April. After reaching its lowest point of the period on April 25, the Russell 2000 returned nearly 14% through the end of May. By comparison, the S&P 500 posted a return of about 11% during the same period.

U.S. Bonds

U.S. bonds produced mixed returns during the six months ended May 31. Rising yields caused bond prices to fall, but the interest paid out to bondholders offset the price declines to a large degree. Short-term securities, which usually suffer less price depreciation than longer-term securities when interest rates rise, were the best performers. For example, the two-year Treasury note posted a 2.2% return for the six-month period, while the 30-year Treasury bond returned -3.6%.

Bond yields fell (and bond prices rose) at the beginning of the period in response to evidence of moderating U.S. economic growth and low inflation. But by the beginning of 1997, stronger economic growth and rising wage pressures rekindled concerns about inflation. In an effort to head off potential inflation, the Federal Reserve raised short-term interest rates in March.

As a result, bond yields soared throughout the first quarter of 1997. The 30-year Treasury bond yield, which had fallen as low as 6.35% in December, climbed to 7.10% by the end of March. The bond market settled down in April and May, rallying slightly as inflation remained subdued and economic growth began to slow.

U.S. STOCK MARKET PERFORMANCE
For the six-month period ended May 31, 1997
S&P 500                              13.17%
Russell 2000                          8.40%

U.S. BOND MARKET PERFORMANCE
For the six-month period ended May 31, 1997
Salomon Brothers Broad
   Investment Grade Bond Index        0.96%
Lehman Aggregate Bond Index           0.94%


Semiannual Report                                           Period Overview    3


                                PERIOD OVERVIEW

Mortgage-backed securities were the top performers among U.S. bonds during the six-month period, followed by corporate bonds. With bond prices declining slightly overall, yield was the most significant contributor to bond returns. Mortgage-backed and corporate securities tend to have higher yields than other domestic bonds. Treasury bonds, which typically offer the lowest yields among U.S. fixed-income securities, produced the weakest returns.

Foreign Stocks

Global stock returns varied dramatically by region during the six months ended May 31. Europe's stock markets produced the strongest returns of any region in the world, while Asian markets suffered sizable losses. The Morgan Stanley EAFE(R) Index--a broad measure of international stock performance--returned 4.04% (in U.S. dollar terms) during the six-month period.

The continued strength of the U.S. dollar weighed heavily on foreign stock returns for U.S. investors. The dollar rose by 11% against the German mark and 2% against the Japanese yen during the period. As the accompanying table shows, the EAFE(R)'s return in local currencies was substantially higher than its return in dollars.

European stock markets excelled during the period because of favorable economic conditions, falling interest rates and low inflation. Corporate restructuring also boosted the performance of European equities. Although Spain and Switzerland were the top-performing stock markets in Europe--with returns of more than 30% (in local currencies) during the period--nearly all of the continent's markets returned 20% or more.

The Japanese stock market continued to languish. Although the Japanese economy showed signs of life after seven years of recession, most of the growth was driven by export industries. The rest of Southeast Asia--including Thailand, the Philippines and Singapore--struggled as economic growth in the region slowed. Collapsing speculative investments and a failure to invest in infrastructure during the good times dragged down stock prices in these countries. Hong Kong was a notable exception, producing strong stock market performance thanks to a thriving economy.

Latin America replaced Asia as the hottest region for growth. Political changes, increased privatization and economic reform have improved the global credibility of the Latin equity markets.

Foreign Bonds

Foreign bond markets produced favorable returns during the six months ended May 31 as global interest rates continued to decline. However, the strengthening U.S. dollar hurt foreign bond returns for U.S. investors.

As the index returns in the tables on this page and the previous page illustrate, foreign bonds outperformed U.S. bonds in local currencies during the six-month period. But when the foreign bond index's return is translated into dollars, U.S. bonds win out by a substantial margin.

Interest rates generally declined as the world's central banks made a concerted effort to revitalize economic growth. In Europe, preparation for Economic and Monetary Union in 1999 held interest rates down across the continent. Japanese rates remained at historic lows as the country tried to end its lengthy economic downturn.

The exception is Latin America, where interest rates have remained relatively high. Many Latin American countries are experiencing explosive levels of economic growth, and the potential for rising inflation has propped up interest rates.

FOREIGN STOCK MARKET PERFORMANCE
For the six-month period ended May 31, 1997
Morgan Stanley EAFE(R) Index (in U.S. dollars)       4.04%
Morgan Stanley EAFE(R) Index (in local currencies)   8.96%

FOREIGN BOND MARKET PERFORMANCE
For the six-month period ended May 31, 1997
Salomon Brothers Non-U.S. World Government
   Bond Index (in U.S. dollars)                    - 4.98%
Salomon Brothers Non-U.S. World Government
   Bond Index (in local currencies)                  2.01%


4    Period Overview                                American Century Investments

                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                                       AVERAGE ANNUAL RETURNS
                                                                        6 MONTHS        1 YEAR    LIFE OF FUND(1)
TOTAL RETURNS AS OF MAY 31, 1997
Capital Manager ........................................................   4.02%        13.19%        15.86%
S&P 500 ................................................................  13.17%        29.48%        32.13%
Lehman Aggregate Bond Index ............................................   0.94%         8.32%         9.67%
Three-Month Treasury Bill ..............................................   2.56%         5.17%         5.36%
Average Flexible Portfolio Fund(2) .....................................   5.94%        14.88%        18.94%
Fund's Ranking Among Flexible Portfolio Funds(2) .......................   --      141 out of 206 113 out of 142

(1)  Inception date was December 1, 1994.
(2)  According to Lipper Analytical Services.

See pages 24-25 for more information about returns, the comparative indices and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND
Value on 5/31/97

$10,000 investment made 12/1/94

          Capital Manager        S&P 500     Lehman Aggregate     3-Month T-Bill Index
              $14,434           $20,029          $12,595                $11,394

          Capital Manager        S&P 500     Lehman Aggregate     3-Month T-Bill Index
12/1/94       $10,000           $10,000          $10,000                $10,000
12/31/94      $10,164           $10,305          $10,069                $10,047
1/31/95       $10,264           $10,555          $10,268                $10,095
2/28/95       $10,505           $10,936          $10,512                $10,144
3/31/95       $10,746           $11,305          $10,577                $10,192
4/30/95       $10,938           $11,621          $10,725                $10,240
5/31/95       $11,281           $12,043          $11,140                $10,288
6/30/95       $11,362           $12,381          $11,221                $10,336
7/31/95       $11,545           $12,774          $11,196                $10,382
8/31/95       $11,535           $12,770          $11,331                $10,429
9/30/95       $11,739           $13,362          $11,442                $10,475
10/31/95      $11,698           $13,295          $11,590                $10,521
11/30/95      $12,006           $13,841          $11,764                $10,568
12/31/95      $12,177           $14,164          $11,929                $10,614
1/31/96       $12,440           $14,625          $12,008                $10,658
2/29/96       $12,514           $14,727          $11,800                $10,701
3/31/96       $12,539           $14,923          $11,718                $10,745
4/30/96       $12,678           $15,123          $11,652                $10,789
5/31/96       $12,752           $15,469          $11,628                $10,834
6/30/96       $12,756           $15,590          $11,784                $10,880
7/31/96       $12,607           $14,878          $11,817                $10,926
8/31/96       $12,746           $15,158          $11,797                $10,972
9/30/96       $13,048           $16,069          $12,002                $11,018
10/31/96      $13,306           $16,490          $12,268                $11,064
11/30/96      $13,876           $17,699          $12,478                $11,110
12/31/96      $13,761           $17,411          $12,362                $11,156
1/31/97       $14,001           $18,474          $12,400                $11,202
2/28/97       $14,059           $18,584          $12,431                $11,250
3/31/97       $13,706           $17,881          $12,293                $11,298
4/30/97       $14,006           $18,919          $12,477                $11,346
5/31/97       $14,434           $20,029          $12,595                $11,394

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return lines of the indices do not.

[pie chart]

ASSET ALLOCATION AS OF MAY 31, 1997

Percent of Fund Investments
U.S. Stocks 35%
Foreign Stocks 7%
U.S. Bonds 35%
Foreign Bonds 7%
Money Market
Securities 14%
Natural Resources--
Linked Investments 2%

See page 24 for the fund's neutral asset mix.


Semiannual Report                       Performance & Portfolio Information    5


                                MANAGEMENT Q & A

Management Q & A

An interview with Jeff Tyler and Brian Howell, lead portfolio managers on the American Century Capital Manager fund management team.

How did the fund perform?

For the six-month period ended May 31, 1997, the fund posted a total return of 4.02%, compared with the 5.94% average return of the 215 "Flexible Portfolio Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

The fund's more conservative asset mix caused it to underperform its Lipper category average during the period. However, the fund's longer-term returns reflect the general strength of the global financial markets since the fund's inception.

How did the fund's asset mix change over the past six months?

We maintained a neutral position in domestic stocks and bonds, an overweighting in foreign securities and a corresponding underweighting in cash. The most significant adjustment we made was to expand the fund's holdings of European stocks, which provided the best equity returns of any region in the world during the period.

But weren't those returns reduced by the stronger U.S. dollar?

That's true, but even after you account for the currency losses, European stock returns were still on par with U.S. stock returns and better than returns in other regions of the world. In addition, we mitigated some of the currency losses by hedging a portion of the fund's foreign investments against European currencies.

What is currency hedging?

It's a strategy designed to reduce or eliminate the negative effects of currency fluctuations on foreign investment returns. When the U.S. dollar strengthens against foreign currencies, gains earned on investments denominated in those currencies translate into fewer dollars; hedging is intended to offset these currency losses.

For the fund, currency hedges typically involve forward currency contracts that allow the fund to lock in a specific exchange rate. This approach removes the effect of currency exchange rates and creates a "pure play" on the foreign securities.

Did you hedge all of the fund's European investments?

No. Although the fund can hedge as much as 100% of its foreign assets, we only hedged about 35% of the fund's European holdings. We felt this was a prudent amount that would help mitigate currency losses while retaining the fund's exposure to non-dollar-denominated investments.

We also hedged a portion of the fund's Japanese holdings early in the period. We removed the hedge in April, when the dollar reached a four-year high against the Japanese yen and Japanese finance ministry officials publicly expressed their desire for a weaker dollar.

You reduced the fund's small (typically 3%) weighting in natural resources stocks by half. Why?

Natural resources investments, especially gold stocks, were among the worst performers during the six-month period. These investments are traditionally used as a hedge against rapidly rising inflation, but global inflation has remained low for the past

6    Management Q & A                               American Century Investments


                                MANAGEMENT Q & A

several years. In addition, many of the world's central banks have been selling a portion of their gold reserves, leading to further declines in the price of gold. Add a couple of fraudulent claims that have undermined the credibility of the gold mining industry, and you can see why these stocks have languished.

What are your plans for the fund's asset allocation structure going forward?

We will likely continue its current positioning--neutral in domestic stocks and bonds, overweighted in foreign stocks and bonds, underweighted in cash and natural resources stocks. We still think the most attractive opportunities are in the stock markets of Europe, where we see parallels with the U.S. in the early 1990s.

Coming out of a recession, U.S. corporations used technological innovation and downsizing to cut costs, improve efficiency and increase productivity. In addition, the rise of temporary employment services and outsourcing changed the nature of the U.S. labor market and lowered the unemployment rate.

Much of Europe is now in the same situation--a weak economic environment and high levels of unemployment are leading to changing labor markets and corporate restructuring. We expect these changes to boost corporate profits in Europe going forward.

What about the U.S. stock market?

We continue to marvel at the resiliency of the U.S. stock market. We've stated our reservations about the market's stretched valuations, but stock prices have


FUND'S U.S. STOCKS AS OF MAY 31, 1997
Number of Companies        119
Dividend Yield             1.98%
Price/Earnings Ratio       20.7

                               % of Fund's    % of
                               U.S. Stocks    Fund
Top 5 U.S. Stocks
BankAmerica Corp.                 3.2%        1.2%
General Re Corp.                  3.1%        1.1%
Travelers Group, Inc.             2.8%        1.0%
Intel Corp.                       2.7%        1.0%
Compaq Computer Corp.             2.4%        0.8%

FUND'S FOREIGN STOCKS AS OF MAY 31, 1997
Number of Companies        56
Dividend Yield             1.85%

                                   % of Fund's  % of
                         Country Foreign Stocks Fund
Top 5 Foreign Stocks
Royal Dutch Petroleum Co.Netherlands  3.3%      0.3%
Toyota Motor Corp.        Japan       3.2%      0.3%
Nestle S.A.            Switzerland    3.2%      0.3%
Aber Resources, Ltd.     Canada       3.1%      0.3%
SmithKline Beecham Plc    U.K.        2.9%      0.2%

[pie chart]
Percent of Fund's Foreign Stocks
Europe 48%
Asia/Pacific 36%
Americas
(excluding U.S.) 16%


Semiannual Report                                          Management Q & A    7


                                MANAGEMENT Q & A

continued to climb. Despite our concerns, we followed our asset allocation model and maintained the fund's neutral weighting in domestic stocks.

The danger to U.S. stocks in the second half of 1997 is stronger economic growth, which would likely result in rising inflation and higher interest rates. Higher rates could squeeze corporate earnings, and weaker earnings growth has been responsible for much of the punishment and volatility in the U.S. stock market recently.

What's your outlook for the bond market?

We feel that interest rates have bottomed worldwide, and we expect stable-to-rising interest rates going forward. The Federal Reserve has already raised rates in the U.S., and economic growth is likely to pick up in Europe and Japan by the end of the year.

As a result, our outlook is neutral to somewhat negative for bonds, and we may look to reduce the fund's bond position later this year. We could see fairly flat bond performance worldwide over the next six months, much like the past six months.

In July, fund shareholders will vote on a proposal to merge the fund into the American Century Strategic Allocation: Conservative fund. If this merger is approved, how will it affect the fund's management?

The Strategic Conservative fund's investment policies and asset mix are very similar to those of the Capital Manager fund--a fairly equal balance between stocks and bonds, the same percentage of assets devoted to foreign investments, the same 15% weighting in cash, and the same fund management team.

However, there are some differences, most notably that the Strategic Conservative fund holds a higher percentage of bonds (45%, compared to Capital Manager's 41%) and has no specific portion set aside for natural resources stocks.

[pie charts]

FUND'S U.S. BONDS AS OF MAY 31, 1997
Number of Securities       36
Weighted Average Maturity  12.46 years
Average Duration           4.60 years

[pie chart]
Percent of Fund's U.S. Bonds
U.S. Treasury Notes 32%
Mortgage-Backed
Securities 26%
Corporate Bonds 20%
U.S. Government Agency
Securities 12%
U.S. Treasury Bonds 10%

FUND'S FOREIGN BONDS AS OF MAY 31, 1997
Number of Securities       16
Weighted Average Maturity  5.11 years
Average Duration           4.33 years

[pie chart]
Percent of Fund's Foreign Bonds
Europe 62%
Asia/Pacific 31%
Americas
(excluding U.S.) 7%


8    Management Q & A                               American Century Investments


                            SCHEDULE OF INVESTMENTS

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS
AEROSPACE & DEFENSE--1.3%
     3,900    Boeing Co.                                        $   410,475
     3,800    General Dynamics Corp.                                284,525
     6,500    Litton Industries, Inc.(1)                            294,125
     1,400    United Technologies Corp.                             112,525
                                                                  ---------
                                                                  1,101,650
                                                                  ---------
AIRLINES--0.5%
     3,300    AMR Corp.(1)                                          327,938
    12,000    Singapore Airlines Ltd. ORD                           102,342
                                                                  ---------
                                                                    430,280
                                                                  ---------
AUTOMOBILES & AUTO PARTS--1.8%
     3,000    Bridgestone Corp. ORD                                  67,903
     8,800    Chrysler Corp.                                        279,400
     8,700    Ford Motor Co.                                        326,250
     5,100    General Motors Corp.                                  291,975
    30,000    Pirelli S.p.A. ORD                                     65,504
     1,800    TRW Inc.                                               96,300
     8,000    Toyota Motor Corporation ORD                          229,958
       200    Volkswagen AG ORD                                     129,464
                                                                  ---------
                                                                  1,486,754
                                                                  ---------
BANKING--4.1%
     6,000    ABN Amro Holding N.V. ORD                             111,018
    25,100    Australia & New Zealand Banking
                Group Ltd. ORD                                      171,685
     2,100    Banco Bilbao Vizcaya, S.A. ORD                        148,920
     8,400    BankAmerica Corp.                                     981,750
     5,500    Bankers Trust New York Corp.                          465,437
     2,812    Chase Manhattan Corp.                                 265,734
     5,700    First Union Corp.                                     489,487
     6,000    HSBC Holdings plc ORD                                 181,971
     5,600    Morgan (J.P.) & Co.                                   602,000
     6,000    Sanwa Bank Ltd. ORD                                    76,940
                                                                  ---------
                                                                  3,494,942
                                                                  ---------
BIOTECHNOLOGY--0.4%
     5,100    Amgen Inc.                                            341,381
                                                                  ---------
BROADCASTING & MEDIA--0.1%
    10,000    Carlton Communications plc ORD                         86,074
                                                                  ---------

Shares                                                                  Value
--------------------------------------------------------------------------------

BUSINESS SERVICES & SUPPLIES--0.3%
     3,500    Omnicom Group Inc.                                $   203,000
     7,000    United Engineers (Malaysia) Ltd.
                ORD(1)                                               56,546
                                                                  ---------
                                                                    259,546
                                                                  ---------
CHEMICALS & RESINS--0.5%
       400    Dow Chemical Co.                                       33,350
     1,900    du Pont (E.I.) de Nemours & Co.                       206,862
     1,500    Raychem Corp.                                         111,188
     3,800    Wynn's International, Inc.                             94,050
                                                                  ---------
                                                                    445,450
                                                                  ---------
COMMUNICATIONS EQUIPMENT--0.3%
    10,000    Allen Group Inc. (The)(1)                             232,500
                                                                  ---------
COMMUNICATIONS SERVICES--1.8%
     5,500    Ameritech Corp.                                       360,250
     5,000    Bell Atlantic Corp.                                   350,000
     1,900    BellSouth Corp.                                        86,213
     5,000    MCI Communications Corp.                              192,187
     3,900    SBC Communications Inc.                               228,150
    20,000    Telecom Corporation of New
                Zealand Limited ORD                                  96,095
    25,000    Telecom Italia Mobile SpA ORD                          73,522
     6,000    Telefonica de Espana ORD                              173,269
                                                                  ---------
                                                                  1,559,686
                                                                  ---------
COMPUTER PERIPHERALS--0.2%
     2,000    Adaptec, Inc.(1)                                       73,625
     2,000    Quantum Corp.(1)                                       77,875
                                                                  ---------
                                                                    151,500
                                                                  ---------
COMPUTER SOFTWARE & SERVICES--1.2%
     8,500    Cadence Design Systems, Inc.(1)                       282,625
    11,800    Ceridian Corp.(1)                                     433,650
     3,500    Medic Computer Systems, Inc.(1)                        60,594
     2,000    Parametric Technology Corp.(1)                         89,875
       700    SAP AG ORD                                            125,101
                                                                  ---------
                                                                    991,845
                                                                  ---------
COMPUTER SYSTEMS--1.4%
     6,600    Compaq Computer Corp.(1)                              714,450
     1,500    Gateway 2000, Inc.(1)                                  99,562
     6,900    Hewlett-Packard Co.                                   355,350
                                                                  ---------
                                                                  1,169,362
                                                                  ---------

See Notes to Financial Statements


Semiannual Report                                   Schedule of Investments    9


                            SCHEDULE OF INVESTMENTS

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

CONSTRUCTION & PROPERTY
DEVELOPMENT--0.5%
     5,000    Centex Corp.                                      $   199,375
     3,000    Harsco Corp.                                          117,000
    20,000    Marubeni Corporation ORD                               85,202
                                                                  ---------
                                                                    401,577
                                                                  ---------
CONSUMER PRODUCTS--0.2%
     6,000    Canon, Inc. ORD                                       152,330
     2,100    Hasbro, Inc.                                           60,900
                                                                  ---------
                                                                    213,230
                                                                  ---------
CONTROL & MEASUREMENT--0.3%
     3,600    Coherent, Inc.(1)                                     156,150
     2,500    Fluke Corp.                                           124,687
                                                                  ---------
                                                                    280,837
                                                                  ---------
DIVERSIFIED COMPANIES--0.8%
     7,800    General Electric Co.                                  470,925
    12,000    Hutchison Whampoa Limited ORD                          99,890
     2,500    VEBA AG ORD                                           141,601
                                                                  ---------
                                                                    712,416
                                                                  ---------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.7%
     5,300    Intel Corp.                                           802,619
     4,300    SCI Systems, Inc.(1)                                  279,500
     2,000    Sony Corp. ORD                                        168,854
     2,000    TDK Corp. ORD                                         153,879
                                                                  ---------
                                                                  1,404,852
                                                                  ---------
ENERGY (PRODUCTION & MARKETING)--3.4%
     2,800    Atlantic Richfield Co.                                407,400
     9,700    Chevron Corp.                                         679,000
    13,000    ENI SpA ORD(1)                                         65,001
     7,000    Imperial Oil Ltd.                                     340,812
       700    Indiana Energy Inc.                                    16,713
    16,000    Quaker Chemical Corp.                                 262,000
     1,000    Royal Dutch Petroleum Co.                             195,250
     1,200    Royal Dutch Petroleum Co. ORD                         232,107
     3,600    Texaco Inc.                                           392,850
     1,329    Total-Cie Franc Des ORD                               121,810
     2,800    USX-Marathon Group                                     83,300
     3,000    Union Texas Petroleum Holdings, Inc.                   60,375
                                                                  ---------
                                                                  2,856,618
                                                                  ---------

Shares                                                                  Value
--------------------------------------------------------------------------------

ENERGY (SERVICES)--0.9%
     4,100    Schlumberger Ltd.                                 $   488,413
     5,700    Tidewater Inc.                                        240,112
                                                                  ---------
                                                                    728,525
                                                                  ---------
FINANCIAL SERVICES--2.9%
     1,000    Edwards (A.G.), Inc.                                   37,125
     7,297    Bear Stearns Companies Inc.                           237,152
       800    Compagnie Bancaire SA ORD                              88,739
     1,000    Credit Suisse Group ORD(1)                            125,796
     9,000    Development Bank of Singapore
                Limited ORD                                         112,618
     3,100    Equitable of Iowa Companies                            97,650
     4,400    Federal National Mortgage
                Association                                         191,950
     3,200    Green Tree Financial Corp.                            112,000
     2,900    Lehman Brothers Holdings, Inc.                        117,088
     3,700    Merrill Lynch & Co., Inc.                             392,200
     5,600    Morgan Stanley Group, Inc.                            378,000
     3,800    Paine Webber Group, Inc.                              134,900
     3,100    Salomon Inc.                                          166,238
     2,500    Student Loan Marketing
                Association                                         304,062
                                                                  ---------
                                                                  2,495,518
                                                                  ---------
FOOD & BEVERAGE--0.4%
       180    Nestle S.A. ORD                                       224,204
     7,000    Whitebread plc ORD                                     91,123
                                                                  ---------
                                                                    315,327
                                                                  ---------
GOLD & NATURAL RESOURCE
LINKED INVESTMENTS--2.1%
    10,000    Barrick Gold Corp.                                    252,500
    12,000    Cambior, Inc. ORD                                     156,840
     5,000    Francisco Gold Corporation ORD(1)                      93,490
     5,900    Freeport McMoran Copper & Gold                        163,725
     5,000    Getchell Gold Corp.(1)                                199,375
    25,000    Indochina Goldfields, Ltd. ORD(1)                     169,735
    30,000    Metallica Resources, Inc. ORD(1)                       79,512
    20,000    Nevsun Resources Ltd. ORD(1)                           79,149
     5,100    Newmont Mining Corporation                            199,537
    25,000    Romarco Minerals, Inc. ORD(1)                          75,337

See Notes to Financial Statements


10   Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

    50,000    South Pacific Resources
                Corporation ORD(1)                              $    36,307
    25,000    TVX Gold, Inc. ORD(1)                                 161,570
   100,000    William Resources, Inc. ORD(1)                         84,232
                                                                  ---------
                                                                  1,751,309
                                                                  ---------
HEALTHCARE--0.2%
     1,500    Sanofi SA ORD(1)                                      130,453
     1,300    Wellpoint Health Networks Inc.(1)                      62,075
                                                                  ---------
                                                                    192,528
                                                                  ---------
INDUSTRIAL EQUIPMENT & MACHINERY--1.3%
     5,200    Caterpillar Inc.                                      507,650
     9,100    Ingersoll-Rand Co.                                    495,950
       200    Mannesmann AG ORD                                      81,384
                                                                  ---------
                                                                  1,084,984
                                                                  ---------
INSURANCE--4.0%
     1,000    Axa-UAP ORD                                            59,975
     2,800    CIGNA Corp.                                           486,500
     5,400    General Re Corp.                                      946,350
     1,700    ITT Hartford Group, Inc.                              132,600
       600    Loews Corp.                                            58,350
     9,000    Old Rep International Corp.                           271,125
     3,000    Orion Capital Corp.                                   200,625
    10,209    Prudential Corporation PLC ORD                        102,769
     7,800    Reliance Group Holdings, Inc.                          95,550
    15,600    Travelers Group, Inc.                                 856,050
       500    Zurich Versicherungsgesellschaft
                ORD(1)                                              184,006
                                                                  ---------
                                                                  3,393,900
                                                                  ---------
LEISURE--0.4%
     8,000    King World Productions, Inc.                          301,000
                                                                  ---------
MACHINERY & EQUIPMENT--1.6%
     9,800    Dover Corp.                                           561,050
     5,400    Duriron Company, Inc. (The)                           151,538
     8,000    Minebea Company Ltd. ORD                               78,489
    20,000    Mitsubishi Heavy Industries Ltd.
                ORD                                                 144,240
     5,600    Timken Co.                                            384,300
                                                                  ---------
                                                                  1,319,617
                                                                  ---------

Shares                                                                  Value
--------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES--1.8%
     3,000    Bayer AG ORD                                      $   116,535
    14,800    Hillenbrand Industries, Inc.                          697,450
     4,400    Hologic, Inc.(1)                                      104,775
     4,000    Physician Sales & Service, Inc.(1)                     57,500
     7,000    Thermo Electron Corp.(1)                              241,500
     3,500    Thermo Instrument Systems Inc.(1)                     119,875
     4,500    US Surgical Corp.                                     151,875
                                                                  ---------
                                                                  1,489,510
                                                                  ---------
METALS & MINING--0.8%
    15,000    Aber Resources, Ltd. ORD(1)                           219,475
     2,200    Cleveland-Cliffs Inc.                                  92,950
     4,500    Oregon Metallurgical Corp.(1)                         115,875
     2,200    Vulcan Materials Co.                                  160,600
     3,000    Zeigler Coal Holding Co.                               69,750
                                                                  ---------
                                                                    658,650
                                                                  ---------
OFFICE EQUIPMENT & SUPPLIES--0.1%
    25,000    Sanyo Electric Company Ltd. ORD                       105,641
                                                                  ---------
PAPER & FOREST PRODUCTS--0.2%
     4,000    Crane Co.                                             164,000
                                                                  ---------
PHARMACEUTICALS--2.7%
     8,000    Astra AB Cl A ORD                                     129,207
     6,800    Bristol-Myers Squibb Co.                              498,950
     1,700    Dura Pharmaceuticals, Inc.(1)                          67,894
     3,300    Genzyme Corp.(1)                                       78,581
     6,000    Johnson & Johnson                                     359,250
     5,900    Merck & Co., Inc.                                     530,263
       150    Novartis AG ORD                                       204,352
     1,500    Pharmacia & Upjohn Inc.                                51,938
     5,000    Sankyo Company Ltd. ORD                               158,785
    12,000    SmithKline Beecham Plc ORD                            206,872
                                                                  ---------
                                                                  2,286,092
                                                                  ---------
PRINTING & PUBLISHING--0.5%
    15,000    Moore Corporation Ltd.                                333,750
       200    Washington Post Co. (The)                              77,125
                                                                  ---------
                                                                    410,875
                                                                  ---------

See Notes to Financial Statements


Semiannual Report                                   Schedule of Investments   11


                            SCHEDULE OF INVESTMENTS

MAY 31, 1997 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

REAL ESTATE--0.3%
     4,500    Gemstar International Group
                Limited(1)                                    $      93,375
    13,000    Henderson Land Development
                Company Ltd. ORD                                    126,670
                                                                  ---------
                                                                    220,045
                                                                  ---------
RESTAURANTS--0.3%
     5,700    Applebee's International Inc.(1)                      140,719
     3,500    Boston Chicken, Inc.(1)                                63,219
     3,600    Lone Star Steakhouse &
                Saloon, Inc.(1)                                      82,575
                                                                  ---------
                                                                    286,513
                                                                  ---------
RETAIL (APPAREL)--0.3%
     3,800    Liz Claiborne, Inc.                                   173,375
     2,000    TJX Companies, Inc. (The)                              96,000
                                                                  ---------
                                                                    269,375
                                                                  ---------
RETAIL (FOOD & DRUG)--0.3%
    15,000    Boots Company plc ORD                                 174,238
     3,000    Universal Corp.                                       109,125
                                                                  ---------
                                                                    283,363
                                                                  ---------
RETAIL (GENERAL MERCHANDISE)--0.3%
     5,400    Sears, Roebuck & Co.                                  265,275
                                                                  ---------
TEXTILES & APPAREL--0.2%
     7,000    Dexter Corp. (The)                                    210,875
                                                                  ---------
TOBACCO--0.6%
     9,900    American Brands, Inc.(1)                              485,100
                                                                  ---------
UTILITIES (ELECTRIC)--0.8%
     4,000    Enova Corp.                                            94,500
    12,000    Entergy Corp.                                         316,500
     3,000    Houston Industries Inc.                                62,250
     9,000    Tokyo Electric Power Co. ORD                          171,952
                                                                  ---------
                                                                    645,202
                                                                  ---------
UTILITIES--0.4%
     3,000    General Public Utilities Corp.                        105,000
     1,000    People's Energy Corp.                                  35,500
     9,400    Public Service Enterprise Group Inc.                  232,650
                                                                  ---------
                                                                    373,150
                                                                  ---------
TOTAL COMMON STOCKS--44.2%                                       37,356,874
                                                                  ---------
   (Cost  $30,985,375)

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES
$ 1,230,000   U.S. Treasury Notes, 5.50%,
                11/15/98                                       $  1,220,775
 3,400,000    U.S. Treasury Notes, 7.75%,
                11/30/99                                          3,512,642
 2,000,000    U.S. Treasury Notes, 5.50%,
                12/31/00                                          1,941,260
 1,300,000    U.S. Treasury Notes, 7.50%,
                5/15/02                                           1,354,444
 1,660,000    U.S. Treasury Notes, 6.50%,
                5/15/05                                           1,644,446
  1,125,000   U.S. Treasury Bonds, 12.00%,
                8/15/08                                           1,571,839
 1,050,000    U.S. Treasury Bonds, 8.75%,
                5/15/17                                           1,246,875
                                                                  ---------
TOTAL U.S. TREASURY SECURITIES--14.8%                            12,492,281
                                                                  ---------
   (Cost  $12,466,097)

U.S. GOVERNMENT AGENCY SECURITIES
 1,350,000    FHLMC, 7.93%, 1/20/05                               1,435,941
   500,000    FNMA, 6.45%, 6/10/03                                  489,060
 1,500,000    FNMA, 7.69%, 9/13/06                                1,531,815
                                                                  ---------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--4.1%                                           3,456,816
                                                                  ---------
   (Cost $3,435,765)

MORTGAGE-BACKED SECURITIES(3)
    51,842    FNMA Pool #343829, 6.50%,
                4/1/11                                               50,629
   905,601    FNMA Pool #341477, 6.50%,
                5/1/11                                              884,401
   261,660    FNMA Pool #346400, 6.50%,
                5/1/11                                              255,534
   590,602    FNMA Pool #346779, 6.50%,
                5/1/11                                              576,776
   413,873    FNMA Pool #351417, 7.00%,
                1/15/24                                             405,177
   239,592    GNMA Pool #361446, 8.00%,
                7/15/24                                             244,878
   376,795    GNMA Pool #377238, 8.50%,
                7/20/24                                             390,205
   322,458    GNMA Pool #355903, 8.00%,
                9/15/24                                             329,571
 1,236,153    GNMA Pool #404303, 8.25%,
                10/15/24                                          1,272,372

See Notes to Financial Statements


12   Schedule of Investments                        American Century Investments


                            SCHEDULE OF INVESTMENTS

MAY 31, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

$  222,775    GNMA Pool #001991, 9.00%,
                4/20/25                                         $   232,651
   783,534    GNMA Pool #009297, 8.25%,
                7/20/25                                             798,162
   490,930    GNMA Pool #412177, 7.00%,
                9/15/25                                             478,617
   297,052    GNMA Pool #425081, 7.50%,
                2/15/26                                             296,232
   470,359    GNMA Pool #402680, 8.00%,
                5/15/26                                             479,818
   500,803    GNMA Pool #417068, 8.00%,
                5/15/26                                             510,875
   607,843    GNMA Pool #002273, 9.00%,
                8/20/26                                             634,247
                                                                  ---------
TOTAL MORTGAGE-BACKED
SECURITIES--9.3%                                                  7,840,145
                                                                  ---------
   (Cost  $7,753,825)

CORPORATE BONDS
AEROSPACE & DEFENSE--0.6%
   500,000    Lockheed Martin Corp., 7.25%,
                5/15/06                                             501,875
                                                                  ---------
BANKING--1.2%
 1,000,000    HSBC America Capital, 8.38%,
                5/15/27                                           1,003,750
                                                                  ---------
DIVERSIFIED--0.5%
   400,000    Hanson Overseas BV, 6.75%,
                9/15/05                                             387,000
                                                                  ---------
FINANCIAL SERVICES--3.7%
   600,000    Ford Motor Credit Co., 6.25%,
                11/8/00                                             591,750
   500,000    Japanese Financial Corp. for
                Municipal Enterprises, 7.375%,
                4/27/05                                             511,250
   500,000    Korea Development Bank, 6.25%,
                5/1/00                                              493,125
   500,000    Merrill Lynch & Co., Inc., 8.00%,
                2/1/02                                              521,250
 1,000,000    Wharf International Finance Ltd.,
                7.625%, 3/13/07 (Acquired
                3/6/97, Cost $992,090)(2)                           987,500
                                                                  ---------
                                                                  3,104,875
                                                                  ---------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

METALS & MINING--0.2%
   200,000    Dayton Mining Corp., 7.00%,
                4/1/02 (Acquired 2/12/97,
                Cost $200,000)                                      202,000
                                                                  ---------
PRINTING & PUBLISHING--0.6%
   500,000    News America Holdings, 9.125%,
                10/15/99                                            528,125
                                                                  ---------
UTILITIES--0.4%
   300,000    Citizens Utilities Company, 7.60%,
                6/1/06                                              309,000
                                                                  ---------
TOTAL CORPORATE BONDS--7.2%                                       6,036,625
                                                                  ---------
   (Cost  $6,068,479)

SOVEREIGN GOVERNMENTS & AGENCIES
DEM1,600,000 Federal Republic of Germany,
               6.00%, 9/15/03                                       975,385
CAD500,000 Government of Canada,
               6.50%, 6/1/04                                        369,626
FRF700,000 Government of France, 7.00%,
               11/12/99                                             129,812
FRF1,000,000 Government of France, 6.75%,
               10/25/03                                             187,251
NLG200,000 Government of Netherlands,
               8.25%, 2/15/02                                       118,941
ESP25,000,000  Government of Spain,
               10.50%, 10/30/03                                     211,773
JPY50,000,000  Inter. American Development
               Bank , 4.50%, 3/20/03                                484,907
BEF4,000,000 Kingdom of Belgium, 9.00%,
               6/27/01                                              131,671
DKK1,000,000 Kingdom of Denmark, 8.00%,
               5/15/03                                              171,343
SEK1,000,000 Kingdom of Sweden, 13.00%,
               6/15/01                                              161,216
AUD300,000 Queensland Treasury Corp.,
               8.00%, 8/14/01                                       239,077
ITL200,000,000  Republic of Italy,
               9.50%, 12/1/97                                       119,043
JPY70,000,000  Republic of Italy, 9.50%,
               2/1/01                                               638,958
JPY500,000,000  Republic of Italy, 3.50%,
               6/20/01                                              320,626

See Notes to Financial Statements


Semiannual Report                                  Schedule of Investments    13


                            SCHEDULE OF INVESTMENTS

MAY 31, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

DEM1,100,000 Rheinische Hypobank AG,
               5.625%, 7/3/01                                 $     667,224
GBP300,000 United Kingdom Treasury,
               8.00%, 6/10/03                                       512,139
                                                                  ---------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES--6.4%                                                  5,438,992
                                                                  ---------
   (Cost  $5,663,730)

COMMERCIAL PAPER & OTHER SHORT-TERM INVESTMENTS(4)
BANKING--6.0%
 3,500,000    Nordbanken North America, 5.45%,
                7/18/97                                           3,474,594
 1,600,000    Spintab-Swedmortgage AB, 5.39%,
                6/30/97                                           1,592,718
                                                                  ---------
                                                                  5,067,312
                                                                  ---------
FINANCIAL SERVICES--5.8%
 3,500,000    Hitachi Credit America Corp.,
                5.45%-5.51%, 7/17/97
                through 8/15/97                                   2,967,916
 2,000,000    Merrill Lynch & Co., Inc., 5.47%,
                6/9/97                                            1,997,520
                                                                  ---------
                                                                  4,965,436
                                                                  ---------
INSURANCE--1.7%
 1,400,000    Principal Mutual Life Insurance
                Co., 5.51%, 6/5/97                                1,399,140
                                                                  ---------
TOTAL COMMERCIAL PAPER & OTHER
SHORT-TERM INVESTMENTS--13.5%                                    11,431,888
                                                                  ---------
   (Cost $11,432,938)

TEMPORARY CASH INVESTMENTS--0.5%
   Repurchase Agreement, State Street Boston
      Corp., (U.S. Treasury obligations), in a joint
      trading account at 5.48%, dated 5/30/97,
      due 6/2/97 (Delivery value $400,183)                          400,000
                                                                  ---------
   (Cost $400,000)
TOTAL INVESTMENT SECURITIES--100.0%                             $84,453,621
                                                                ===========
   (Cost  $78,206,209)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   Contracts     Settlement                 Unrealized
    to Sell         Date          Value       (Loss)
------------------------------------------------------
    259,980 CHF    6/30/97   $   184,644     (8,038)
    978,573 DEM    6/30/97       574,864    (11,523)
  1,131,041 FRF    6/30/97       196,661     (3,373)
    108,979 GBP    6/30/97       178,569     (1,788)
    331,445 NLG    6/30/97       173,059     (2,916)
                             -----------  ----------
                             $ 1,307,797    (27,638)
                             ===========  ==========

(Value on Settlement Date $1,280,159)
Notes to Schedule of Investments
AUD = Australian Dollar
BEF = Belgian Franc
CAD = Canadian Dollar
CHF = Swiss Franc
DEM = German Mark
DKK = Danish Krone
ESP = Spanish Peseta
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
FRF = French Franc
GBP = British Pound
GNMA = Government National Mortgage Association
ITL = Italian Lira
JPY = Japanese Yen
NLG = Netherlands Guilder
ORD = Foreign Ordinary Share
SEK = Swedish Krona
(1)  Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be
     sold  to  qualified  institutional   investors.   The  aggregate  value  of
     restricted securities at May 31, 1997, was $987,500, which represented 1.2% of net assets.
(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.
(4) The rates for commercial paper represent are the yield to maturity as of May 31, 1997.

See Notes to Financial Statements


14   Schedule of Investments                        American Century Investments

                      STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997 (UNAUDITED)

ASSETS
Investment securities, at value (identified cost of $78,206,209) (Note 3) ..... $84,453,621
Cash ..........................................................................      30,206
Receivable for investments sold. ..............................................   1,333,238
Receivable for capital shares sold ............................................      10,755
Dividends and interest receivable .............................................     708,179
Prepaids and other assets .....................................................      56,329
                                                                                     ------
                                                                                 86,592,328
                                                                                 ----------

LIABILITIES
Payable for forward foreign currency exchange contracts .......................      27,638
Payable for investments purchased .............................................   1,385,066
Payable for capital shares redeemed ...........................................      88,011
Accrued management fees (Note 2) ..............................................      64,789
Other liabilities .............................................................      21,460
                                                                                     ------
                                                                                  1,586,964
                                                                                  ---------
Net Assets Applicable to Outstanding Shares ................................... $85,005,364
                                                                                ===========

CAPITAL SHARES
Outstanding (Unlimited number of shares authorized) ...........................   6,805,311
                                                                                  =========
Net Asset Value Per Share .....................................................      $12.49
                                                                                     ======

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ....................................... $75,504,653
Undistributed net investment income ...........................................     513,509
Accumulated undistributed net realized gain on investment and foreign currency
transactions ..................................................................   2,767,082
Net unrealized appreciation on investments and translation of assets
  and liabilities in foreign currencies (Note 3) ..............................   6,220,120
                                                                                  ---------
                                                                                $85,005,364
                                                                                ===========

See Notes to Financial Statements


Semiannual Report                       Statement of Assets and Liabilities   15

                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ........................................................ $1,417,081
Dividends (net of foreign taxes withheld of $9,060) .............    362,212
                                                                     -------
                                                                   1,779,293
                                                                   ---------

Expenses (Note 2):
Investment advisory fees ........................................    267,964
Transfer agency fees ............................................     47,715
Printing and postage ............................................     46,911
Administrative fees .............................................     38,639
Custodian fees ..................................................     24,471
Auditing and legal fees .........................................     12,989
Trustees' fees and expenses .....................................     11,671
Registration and filing fees ....................................     10,689
Organizational expense ..........................................      8,299
Telephone expenses ..............................................      3,332
Other operating expenses ........................................      6,103
                                                                       -----
  Total expenses ................................................    478,783
Amount waived (Note 2) ..........................................    (66,456)
                                                                     -------
  Net Expenses ..................................................    412,327
                                                                     -------
Net investment income ...........................................  1,366,966
                                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain on:
Investments .....................................................  2,918,135
Foreign currency transactions ...................................     28,475
                                                                      ------
                                                                   2,946,610
                                                                   ---------
Change in net unrealized appreciation (depreciation) on:
Investments .....................................................   (914,027)
Translation of assets and liabilities in foreign currencies .....   (124,390)
                                                                    --------
                                                                  (1,038,417)
                                                                  ----------
Net realized and unrealized
gain on investments .............................................  1,908,193
                                                                   ---------
Net Increase in Net Assets
Resulting from Operations ....................................... $3,275,159
                                                                  ==========

See Notes to Financial Statements


16   Statement of Operations                        American Century Investments

                      STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)
AND YEAR ENDED NOVEMBER 30, 1996

Increase in Net Assets                                                                  1997              1996
OPERATIONS
Net investment income ...........................................................  $  1,366,966    $  2,456,251
Net realized gain on investments and foreign currency transactions ..............     2,946,610       3,802,778
Change in net unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities in foreign currencies ...................    (1,038,417)      4,108,109
                                                                                     ----------       ---------
Net increase in net assets resulting from operations ............................     3,275,159      10,367,138
                                                                                      ---------      ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ......................................................    (1,559,781)     (2,084,783)
From net realized gains on investment transactions ..............................    (4,100,972)       (817,408)
                                                                                     ----------        --------
Decrease in net assets from distributions .......................................    (5,660,753)     (2,902,191)
                                                                                     ----------      ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .......................................................    13,358,613      50,647,741
Proceeds from reinvestment of distributions .....................................     5,444,078       2,787,490
Payments for shares redeemed ....................................................   (14,401,585)    (29,066,856)
                                                                                    -----------     -----------
Net increase in net assets from capital share transactions ......................     4,401,106      24,368,375
                                                                                      ---------      ----------
Net increase in net assets ......................................................     2,015,512      31,833,322

NET ASSETS
Beginning of period .............................................................    82,989,852      51,156,530
                                                                                     ----------      ----------
End of period ...................................................................   $85,005,364     $82,989,852
                                                                                    ===========     ===========

Undistributed net investment income ............................................. $     513,509   $     706,324
                                                                                  =============   =============

TRANSACTIONS IN SHARES OF THE FUND
Sold ............................................................................     1,094,093       4,251,362
Issued in reinvestment of distributions .........................................       458,298         238,336
Redeemed ........................................................................    (1,182,506)     (2,428,334)
                                                                                     ----------      ----------
Net Increase ....................................................................       369,885       2,061,364
                                                                                        =======       =========

See Notes to Financial Statements


Semiannual Report                       Statements of Changes in Net Assets   17


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century Manager Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Capital Manager Fund (the Fund) is the sole fund issued by the Trust. The Fund's investment objective is to seek to maximize total return (capital appreciation plus dividend income) consistent with prudent investment risk. The Fund seeks to achieve this objective by allocating its assets among U.S. equity securities, U.S fixed-income securities, money market instruments, foreign equity and fixed-income securities, and securities of companies with substantial gold-related assets and natural resources linked investments. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

Foreign Currency Transactions--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Forward Foreign Currency Exchange Contracts--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Futures Contracts--The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at May 31, 1997.


18   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

Repurchase Agreements--The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Benham Management Corporation
(BMC), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. BMC monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each repurchase agreement.

Joint Trading Account--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with BMC and American Century Investment Management, Inc. (ACIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury and Agency obligations.

Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differences in the recognition of income and expense items for financial statement and tax purposes.

Supplementary Information--Certain officers and Trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, BMC, the Trust's distributor, American Century Investment Services, Inc. (ACIS) and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Organizational Costs--Costs incurred by the Fund in connection with its organization, initial registration, and public offering of shares are being amortized on a straight-line basis over a five-year period ending November 1999.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly based on the Fund's average daily closing net assets during the previous month. The annual investment advisory fee is as follows:

          0.65% of the first $100 million
          0.60% of the next $100 million
          0.55% of the next $100 million
          0.50% of the next $100 million
          0.45% of the next $100 million
          0.37% of the next $1 billion
          0.34% of the next $1 billion
          0.31% of the next $1 billion
          0.30% of the next $1 billion
          0.29% of the next $1 billion
          0.28% of the next $1 billion
          0.27% of the average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC.


Semiannual Report                             Notes to Financial Statements   19


                         NOTES TO FINANCIAL STATEMENTS

MAY 31, 1997 (UNAUDITED)

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 1.00% of the Fund's average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if , and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time.

The payable to affiliates as of May 31, 1997, based on the above agreements was as follows:
Investment Advisor ........................  $34,786
Administrative Services and
Transfer Agent ............................   30,003
                                            --------
                                             $64,789
                                            ========

On April 25, 1997, the Board of Trustees approved a plan to implement a unified management fee, which would replace the existing contracts between the Fund and related parties. Such plan is subject to shareholder approval and will be voted on in July, 1997. The results of the vote were unknown at the time this report was printed.

The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares.

--------------------------------------------------------------------------------
3. Investment Transactions

Purchases and sales of securities, other than short-term securities, aggregated $30,203,438 and $34,000,612, respectively, of which U.S government and government agency obligations aggregated $5,545,076 and $6,293,244, respectively. On May 31, 1997, accumulated net unrealized appreciation on investments, based on the aggregate cost of investments of $78,270,356 for federal income tax purposes, was $6,183,264 consisting of unrealized appreciation of $7,578,034 and unrealized depreciation of $1,394,770 .


20   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS
                                CAPITAL MANAGER

       For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                             1997(1)       1996          1995
PER-SHARE DATA
Net Asset Value,
Beginning of Period ......................................................   $12.90       $11.70      $10.00
                                                                             ------       ------      ------
Income From Investment Operations
  Net Investment Income ..................................................     0.20         0.41        0.36
  Net Realized and Unrealized Gain
  on Investment Transactions .............................................     0.27         1.34        1.62
                                                                             ------       ------      ------
  Total From
  Investment Operations ..................................................     0.47         1.75        1.98
                                                                             ------       ------      ------
Distributions
  From Net Investment Income .............................................    (0.24)       (0.55)      (0.28)
  From Net Realized Capital Gains ........................................    (0.64)       --          --
                                                                             ------       ------      ------
  Total Distributions ....................................................    (0.88)       (0.55)      (0.28)
                                                                             ------       ------      ------
Net Asset Value, End of Period ...........................................   $12.49       $12.90      $11.70
                                                                             ======       ======      ======
  Total Return(2) ........................................................     4.02%       15.58%      20.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ....................................................     1.00%(3)     1.00%       1.01%
Ratio of Net Investment Income to
Average Net Assets .......................................................     3.31%(3)     3.41%       3.70%
Portfolio Turnover Rate ..................................................       42%          79%        100%
Average Commission Paid per Investment Security Traded ...................  $0.0292      $0.0208        --(4)
Net Assets, End
of Period (in thousands) .................................................  $85,005      $82,990     $51,157

(1)  Six months ended May 31, 1997 (unaudited).
(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(3)  Annualized.
(4)  Not computed for period indicated.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   21


                         RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


22   Retirement Account Information                 American Century Investments


                                     NOTES

Annual Report                                                         Notes   23


                             BACKGROUND INFORMATION

Investment Philosophy & Policies

Each asset allocation fund offered by American Century invests in a diversified portfolio of stocks, bonds and money market securities, with the objective of achieving as high a level of total return as is consistent with the fund's risk profile, given its asset mix. The funds rely on a team management approach-- groups of managers are responsible for the ongoing active management of the individual fund components.

Capital Manager emphasizes a balance between stocks and bonds, along with a lesser allocation of money market securities and natural resources-linked investments.

Comparative Indices

The following indices are used in the report as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 Index is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered to be a broad measure of U.S. stock market performance.

The Lehman Aggregate Bond Index is composed of the Lehman Government/ Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, agency securities, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Europe, Australia, Far East (EAFE(R)) Index is a widely followed group of stocks from 20 different countries.

The  Salomon  Brothers   Non-U.S.   World  Government  Bond  Index  consists  of
fixed-income government bonds from 13 countries.

The Three-Month Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in the Flexible Portfolio Funds category for the periods indicated. Rankings are not included for periods less than one year. The Flexible Portfolio Funds category includes funds that allocate their investments across various asset classes, with a focus on total return.

THE FUND'S NEUTRAL ASSET MIX
U.S. Stocks                            35%
Foreign Stocks                          6%
U.S. Bonds                             35%
Foreign Bonds                           6%
Cash (money market securities)         15%
Natural Resources-Linked Investments    3%

PORTFOLIO MANAGEMENT TEAM
Lead Managers                         Jeff Tyler, Brian Howell
U.S. Stocks                           Bill Martin
Foreign Stocks                        Henrik Strabo, Mark Kopinski
U.S. Bonds                            Casey Colton, Bud Hoops,
                                      Jeff Houston, Dave Schroeder
Foreign Bonds                         Dave Schroeder
Money Market Securities               Denise Tabacco
Natural Resources                     Bill Martin


24   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 21.

Stock Portfolio Statistics

o Number of Companies--the number of different companies held by a fund on a given date.

o Dividend Yield--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

o Price/Earnings Ratio--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

Bond Portfolio Statistics

o Number of Securities--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

o Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

Fixed-Income Security Types

o Corporate Securities--debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

o Foreign Government Securities--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

o Mortgage-Backed Securities--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

o U.S. Government Agency Securities--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

o U.S. Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years) and bonds (maturing in more than ten years).


Semiannual Report                                                  Glossary   25

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